Exhibit 10.2

                       THE ST. LAWRENCE SEAWAY CORPORATION
                                Hanna II, Suite P
                              6011 E. Hanna Avenue
                           Beach Grove, Indiana 46203

                                                     April 18, 2007

Bernard Zimmerman & Company, Inc.
18 High Meadow Road
Weston, CT 06883
Attention: Bernard Zimmerman

          Re: Stock and Warrant Purchase Agreement (the "Agreement"), dated as of the 10th day of January, 2007, by and between The St. Lawrence Seaway Corporation (the "Company") and Bernard Zimmerman & Company, Inc. ("BZ&CO.")

Dear Mr. Zimmerman:

         This letter will confirm that we have agreed upon an extension of the date of Closing (as defined in the Agreement), under Section 2.1 of the Agreement, to on or about August 31, 2007 or such other date as the Company and the Investor mutually agree upon.

     Notwithstanding the foregoing, the balance of the Agreement shall remain
     ========================================================================
     binding on the Company and BZ&Co. and in full force and effect.
     ===============================================================

         Please indicate your acceptance of the foregoing by signing the enclosed copy of this letter and returning it to the attention of the undersigned.


                                            Very truly yours,

                                            THE ST. LAWRENCE SEAWAY CORPORATION

                                            By: /s/  Joel M. Greenblatt
                                               ------------------------
                                               Name: Joel M. Greenblatt
                                               Title: Chairman of the Board
                                               Hereunto Duly Authorized

ACCEPTED AND AGREED:
--------------------

BERNARD ZIMMERMAN & COMPANY, INC.


By: /s/ Bernard Zimmerman
   ----------------------
   Name: Bernard Zimmerman
   Title: Chief Executive Officer
   Hereunto Duly Authorized